UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  MAY 26, 2005


                           THE BOMBAY COMPANY, INC.
            (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other Jurisdiction of Incorporation)

                 1-7832                              75-1475223
        (Commission File Number)        (I.R.S. Employer Identification No.)

           550 BAILEY AVENUE
             FORT WORTH, TX                            76107
(Address of principal executive offices)             (Zip Code)

                                 (817) 347-8200
              (Registrant's telephone number, including area code)

                                      NONE.
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.1 Entry into a Material Definitive Agreement.

      Please refer to the disclosure provided under Item 3.03 of this Current Report on Form 8-K.


SECTION 3 -- SECURITIES AND TRADING MARKETS.

Item 3.03   Material Modification to Rights of Security Holders

      The Bombay Company, Inc., a Delaware corporation (the "Company") entered into Amendment No. 2 to Rights Agreement, dated May 26, 2005, between the Company and EquiServe Trust Company, N.A., as Rights Agent (the "Amendment").

      The Amendment (i) extends the final expiration of the Rights Agreement to June 1, 2015, (ii) changes the exercise price of each Right from $50.00 to $35.00, (iii) modifies the definition of "Acquiring Person" to increase from 15% to 20% the beneficial ownership level that any person or group of persons may acquire before triggering the Rights, (iv) adds a provision for a TIDE (three-year independent director evaluation) Committee, and (v) clarifies that the Board of Directors may in good faith determine that a disposition of Common Stock by a person inadvertently exceeding the permitted threshold has been made as promptly as practicable.

      The TIDE Committee will consist of independent members of the Board of Directors and will review and evaluate the Rights Agreement to consider whether it continues to be in the best interests of the Company, its stockholders and any other relevant constituencies of the Company (i) at least every three years and (ii) sooner if an acquisition proposal is made that the TIDE Committee believes would make such a review and evaluation appropriate. Following each such review, the TIDE Committee will communicate its conclusions to the Board of Directors, including any recommendation as to whether the Rights Agreement should be modified or the Rights should be redeemed. The Company's Governance and Nominations Committee will serve as the TIDE Committee as long as its members satisfy the independence requirement.

      A copy of the Amendment is attached hereto as Exhibit 4 and incorporated herein by reference.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

      Exhibit No.                   Description

          4 Amendment No. 2 to Rights Agreement dated May 26, 2005 between The Bombay Company, Inc. and EquiServe Trust Company, N.A.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2005

                                    THE BOMBAY COMPANY, INC.
                                    (Registrant)



                                    By: /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer